OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2019
Other Liabilities Disclosure [Abstract]
OTHER CURRENT LIABILITIES	OTHER CURRENT LIABILITIES

(in thousands of $)	2019	2018
Mark-to-market interest rate swaps valuation (see note 24)	36,167	8,753
Other creditors	7,910	1,410
Deferred revenue	7,720	10,636
Guarantee (see note 25)	1,772	2,066
Preferred units dividend payable (see note 28)	1,509	1,543
Deferred credits from finance lease transactions (see note 23)	625	625
	55,703	25,033

Other creditors include $7.6 million of withholding and payroll taxes that is expected to be recovered through indemnity clauses relating to past performance of a bareboat charter and operating and services agreement with a charterer. A corresponding asset has been recognized in ‘Other receivables’ (see note 12).